SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2004


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-14649                  54-1910453
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)



            160 Exeter Drive
          Winchester, Virginia                        22603-8605
  (Address of Principal Executive Offices)            (ZIP Code)



Registrant's telephone number, including area code: (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.          Results of Operations and Financial Condition.

                  On February 23, 2004, Trex Company, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The Company has filed as Exhibit 99.2 a transcript of the Company's remarks concerning its financial results communicated in a publicly accessible conference call held on February 24, 2004 following issuance of the press release referred to above.

                  The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TREX COMPANY, INC.


Date:     February 24, 2004                 /s/ Robert G. Matheny
                                            -----------------------------------
                                            Robert G. Matheny
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit Number                                 Exhibit Description

    99.1                               Press release dated February 23, 2004

    99.2                               Transcript dated February 24, 2004